Vanguard Institutional Bond Funds

Supplement to the Prospectus Dated January 26, 2018

The bar chart under the heading “Annual Total Returns” on page 4 is replaced with the following:

Annual Total Returns — Vanguard Institutional Short-Term Bond Fund Institutional Plus Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 2.77% (quarter ended June 30, 2009), and the lowest return for a quarter was
–1.79% (quarter ended September 30, 2008).

The bar chart under the heading “Annual Total Returns” on page 9 is replaced with the following:

Annual Total Returns — Vanguard Institutional Intermediate-Term Bond Fund Institutional Plus Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.38% (quarter ended September 30, 2009), and the lowest return for a quarter was –2.04% (quarter ended December 31, 2016).

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